UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2007

PHH MORTGAGE CAPITAL LLC (as company under a Pooling and Servicing Agreement, dated as of August 1, 2007, providing for, inter alia, the issuance of PHHMC Mortgage Pass-Through Certificates, Series 2007-5)

PHHMC Series 2007-5 Trust
(Exact name of issuing entity as specified in its charter)

PHH Mortgage Capital LLC
(Exact name of depositor as specified in its charter)

PHH Mortgage Corporation
(Exact name of sponsor as specified in its charter)

DELAWARE	333-131214-09	52-233-8856
(State or Other Jurisdiction of Formation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Leadenhall Road Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (856) 917-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits:

Exhibit No.	Description
1.1	Agency Agreement, dated August 24, 2007 between William J. Mayer Securities LLC, as agent, and PHH Mortgage Capital LLC, as depositor.

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, dated as of August 1, 2007 among PHH Mortgage Capital LLC, as depositor, PHH Mortgage Corporation, as master servicer, and Citibank, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHH MORTGAGE CAPITAL LLC

By:	/s/ Richard J. Bradfield
Name: Richard J. Bradfield Title: Senior Vice President

Dated: September 13, 2007